                                                                      EXHIBIT 23
            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-135612) of H. J. Heinz Company of our report dated June 25, 2009 relating to the financial statements of H. J. Heinz Company SAVER Plan, which appears in this Form 11-K.




                                                 /s/  PricewaterhouseCoopers LLP





Pittsburgh, Pennsylvania
June 25, 2009







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